                        Buffalo High Yield Fund, Inc.

                      Supplement dated October 31, 2001
                                      To
                        Prospectus dated July 31, 2001

Dear Buffalo Funds Shareholder,

In an effort to protect the  interests of our long-term  investors,  the Buffalo
High Yield Fund, Inc. is instituting a redemption fee on short-term trading.

Effective  December 1, 2001, if shares of the Buffalo High Yield Fund,  Inc. are sold or exchanged within 180 days of their purchase, a redemption fee of 2.0% of the value of the shares will be assessed.  The  redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains).
The redemption fee is retained by the fund and will help pay transaction and tax costs that long-term  investors may bear when the fund realizes capital gains as a result of selling securities to meet investor redemptions. Redemption proceeds will be  calculated  using the net asset  value (NAV) next  determined  after we receive your transaction request in good order.

We  believe  this  redemption  fee is in the  best  interests  of our  long-term shareholders.  Should you have any comments or questions,  please  contact us at
1-800-49-BUFFALO  or visit our  website at  www.buffalofunds.com.  Thank you for your continued confidence and investments.

JB9E (10/01)